UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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ADVANCED SERIES TRUST
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ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4072
(800) 752-6342

INFORMATION STATEMENT

July 27, 2007

To The Contract Owners:

On February 27, 2007, at a regular meeting of the Board of Trustees of Advanced Series Trust (AST or the Trust), the Trustees approved new subadvisory agreements for the following portfolios of the Trust (each, a Fund, and together, the Funds):

•                                          AST Neuberger Berman Small-Cap Growth Portfolio (formerly AST DeAM Small-Cap Growth Portfolio)

•                                          AST Federated Aggressive Growth Portfolio

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTI, and, together with PI, the Managers) have entered into the following new subadvisory arrangements:

Fund	New Subadvisory Arrangement	Former Subadvisory Arrangement
AST Neuberger Berman Small-cap Growth Portfolio (formerly AST DeAM Small Cap Growth Portfolio)	• Neuberger Berman Management, Inc. (100%)	• Deutsche Asset Management, Inc. (100%)
AST Federated Aggressive Growth Portfolio	• Federated Equity Management Company of Pennsylvania (70%) • Federated MDTA, LLC (30%)	• Federated Equity Management Company of Pennsylvania (100%)

This information statement describes the circumstances surrounding the Board’s approval of the above-referenced new subadvisory arrangements and the name change and provides you with an overview of their terms.  PI and ASTI will continue as the Managers for the Funds.  This information statement does not require any action by you.  It is provided to inform you about the new subadvisers.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4072

(800) 752-6342

INFORMATION STATEMENT

July 27, 2007

This information statement is being furnished in lieu of a proxy statement to shareholders of the AST Neuberger Berman Small Cap Growth Portfolio (formerly, AST DeAM Small Cap Growth Portfolio) and the AST Federated Aggressive Growth Portfolio (each a Fund and together, the Funds), each a series of Advanced Series Trust (AST, or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC).  The Manager of Managers Order permits the Funds’ managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

AST is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Massachusetts business trust.

AST’s trustees are collectively referred to herein as the “Board,” “Board Members,” or  “Trustees.”  AST’s principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4072.

The Funds are providing this information statement to contract owners investing in one or more of the Funds as of May 1, 2007.

This information statement relates to the approval by the Board of the new subadvisory agreements (the Subadvisory Agreements), as described below:

•                                  AST DeAm Small Cap Growth Portfolio:  The Board approved: (i) a new subadvisory agreement dated as of May 1, 2007, among PI, ASTI, and Neuberger Berman Management, Inc. (Neuberger Berman), (ii) terminating the subadvisory agreement among PI, ASTI, and Deutsche Asset Management, Inc. (Deutsche), and (iii) changing the name of the Portfolio to the AST Neuberger Berman Small-Cap Growth Portfolio. Neuberger Berman replaced Deutsche as the subadviser of the Fund. The subadvisory agreement with Deutsche, the former subadviser, was last approved by the Trustees, including the Independent Trustees, on June 21, 2006.

•                                  AST Federated Aggressive Growth Portfolio: The Board approved a new subadvisory agreement dated as of May 1, 2007, among PI, ASTI, and Federated MDTA LLC (Federated MDTA) with respect to the AST Federated Aggressive Growth Portfolio. Federated MDTA joined Federated Equity Management Company of Pennsylvania (Federated) as a subadviser of the Fund. The subadvisory agreement with Federated, the current subadviser, was last approved by the Trustees, including the Independent Trustees, on June 20, 2007.

Each of the Funds will each pay for the costs associated with preparing and distributing this information statement to its respective contract owners.  This information statement will be mailed on or about July 27, 2007.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

AST’s annual and semi-annual reports are sent to contract owners.  Only one report is delivered to multiple contract owners sharing an address unless the Trust receives contrary instructions from one or more of the contract owners.  A copy of the AST’s most recent annual and semi-annual reports may be obtained without charge by writing AST at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Funds is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENTS

At a meeting of the Board held on February 27, 2007, the Boar   At a meeting of the Board held on February 27, 2007, the Board, including all of the Independent Trustees, approved new subadvisory agreements for several existing Portfolios of the Trust.  For convenience and efficiency, the reasons why PI recommended approval of the new subadvisory agreements, and the factors considered by the Board in approving the agreements, are discussed jointly below.

Pursuant to recommendations submitted by PI at the February 27, 2007 meeting, the Board approved the following new subadvisory agreements:

Portfolio	New Subadviser
AST DeAM Small-Cap Growth Portfolio	Neuberger Berman Management, Inc.
AST Federated Aggressive Growth Portfolio	Federated MDTA LLC

With respect to the AST DeAM Small-Cap Growth Portfolio, the Board approved a new subadvisory agreement between PI and Neuberger Berman and the termination of the subadvisory agreement with the Portfolio’s current subadviser, Deutsche.  In connection with the approval of the new subadvisory agreement, the Board also approved changing the Portfolio’s name to AST Neuberger Berman Small-Cap Growth Portfolio, effective as of May 1, 2007.

With respect to the AST Federated Aggressive Growth Portfolio, the Board approved a new subadvisory agreement between PI and Federated MDTA, for the purpose of adding Federated MDTA LLC as an additional subadviser to manage a portion of Portfolio assets in addition to the Portfolio’s current subadviser, Federated.

Reasons for Recommending New Subadvisory Agreements

PI recommended to the Board that it approve a new subadvisory agreement with Neuberger Berman with respect to the AST DeAM Small-Cap Growth Portfolio based, in part, on the Portfolio’s long-term performance relative to peer mutual funds and the Portfolio’s benchmark index, and an analysis prepared by SIRG with a recommendation that the Portfolio would be better served in the future by switching subadvisers.

PI recommended to the Board that it approve a new subadvisory agreement with Federated MDTA with respect to the AST Federated Aggressive Growth Portfolio based on a decision by the Portfolio’s current subadviser, Federated, to close the portion of the Portfolio it manages to new assets due to capacity constraints.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the current subadvisers under the current subadvisory agreements and those that would be provided to the Portfolios by each of Neuberger Berman and Federated MDTA under the new subadvisory agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that the current subadvisers and Neuberger Berman and Federated MDTA were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Neuberger Berman and Federated MDTA portfolio management teams.  The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolios.  The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to each of Neuberger Berman and Federated MDTA.  The Board noted that it received a favorable compliance reports from the Portfolio’s Chief Compliance Officer (CCO) as to Neuberger Berman and Federated MDTA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by Neuberger Berman and Federated MDTA and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Neuberger Berman and Federated MDTA under the new subadvisory agreements should equal the quality of similar services provided by the current subadvisers under the existing subadvisory agreements.

Performance of the Portfolios

The Board received and considered information regarding the performance of other investment companies managed by each of Neuberger Berman and Federated MDTA utilizing investment styles and strategies similar to that proposed for the Portfolios.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to each of Neuberger Berman and Federated MDTA under the proposed new subadvisory agreements.  The agreements called for Neuberger Berman to receive 0.50% for net assets to $100 million; 0.45% for net assets over $100 million to $300 million; and 0.40% for net assets over $300 million, and for Federated MDTA to receive 0.50% for net assets to $100 million; 0.45% for net assets over $100 million to $400 million; 0.40% for net assets over $400 million to $900 million; and 0.35% for net assets over $900 million.   The Board also considered, among other things, the fee rates payable to Neuberger Berman and Federated MDTA by other funds with investment objective similar to that of the Portfolio.

The Board noted that the proposed fee rate for Neuberger Berman was higher than the fee rate applicable to Deutsche Asset Management. The Board further noted that the proposed fee rate for Federated MDTA was identical to the fee rate applicable to Federated Equity Management Company of Pennsylvania.  The Board also observed that the Managers, and not the Portfolios, were responsible for the payment of subadvisory fees to the subadvisers.

As a result of the above considerations, the Board concluded that the proposed subadvisory fee rates under the new subadvisory agreements were reasonable.

Subadviser’s Profitability

 Because the engagements of Neuberger Berman and Federated MDTA are new, there is no historical profitability with regard to its arrangements with the Portfolios.  As a result, the Board did not consider this factor.  The Board noted that the Managers pay the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolios.  Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Managers.  The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolios contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because the Managers pay the subadvisory fees.

Other Benefits to the Subadvisers or their affiliates from serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Neuberger Berman and Federated MDTA and their affiliates as a result of their relationships with the Portfolios.  The Board concluded that any potential benefits to be derived by Neuberger Berman or Federated MDTA included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements attached as Exhibits A and B to this information statement.

Under the Subadvisory Agreements, Neuberger Berman and Federated MDTA are each compensated by the Managers (and not the Funds) for the portion of assets they manage at the following annual rates:

Fund	Subadviser	Fee
AST Neuberger Berman Small-Cap Growth Portfolio	Neuberger Berman	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets from $100 million to $200 million; and 0.40% of average daily net assets over $300 million *

AST Federated Aggressive Growth Portfolio	Federated MDTA

0.50% of average daily net assets to $100 million; 0.45% of average daily net assets from $100 million to $400 million; and 0.40% of average daily net assets over $400 million to $900 million; and 0.35% of average daily net assets over $900 million

* For the purposes of calculating the fee payable to Neuberger Berman, the assets managed by Neuberger Berman in the AST Neuberger Berman Small-Cap Growth Portfolio will be aggregated with the assets managed by Neuberger Berman in the AST Small-Cap Growth Portfolio, the SP Small-Cap Growth Portfolio of The Prudential Series Fund, and any other portfolio subadvised by Neuberger Berman on behalf of PI and/or ASTI pursuant to substantially the same investment strategy.

Each of the new Subadvisory Agreements provides that, subject to the supervision of the Managers and the Board, Neuberger Berman and Federated MDTA are responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees.  In accordance with the requirements of the Investment Company Act, Neuberger Berman and Federated MDTA will each provide the Managers with all books and records relating to the transactions they execute and will render to the Trustees such periodic and special reports as the Board may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund’s management agreement with the Managers, and (3) the Subadvisory Agreement may be terminated at any time by the respective Subadviser or the Managers on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the subadvisers will not be liable for any act or omission in connection with their activities as subadvisers to the Fund.

MANAGEMENT OF THE TRUST

The Managers

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and AST Investment Services, Inc. (ASTI, and, together with PI, the Managers), One Corporate Drive, Shelton, Connecticut 06484, serve as AST’s Managers under a management agreement dated as of May 1, 2003.  PI and ASTI are both wholly owned subsidiaries of PIFM

Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.  As of March 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and had aggregate assets of approximately $109.7 billion.

PI and ASTI serve as the Trust’s Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 20, 2007. The shareholders of the Trust last approved the Management Agreement on April 3, 2003.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI and ASTI are subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, PI and ASTI manage both the investment operations of the Trust and the composition of the Trust’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Managers review the performance of all subadvisers engaged for the Trust, and make recommendations to the Trustees with respect to the retention and renewal of contracts.  In connection therewith, the Managers are obligated to keep certain books and records of the Fund.  The Managers also administer the Trust’s business affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), the Trust’s custodian, and PFPC, Inc., the Trust’s transfer and dividend disbursing agent. The management services of the Managers for the Trust are not exclusive under the terms of the Management Agreement, and the Managers are free to, and do, render management services to others.

The Managers have authorized any of their Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected.  All services furnished by the Managers under the Management Agreement may be furnished by any such Trustees, officers or employees of the Managers.

In connection with its management of the business affairs of the Trust, the Managers bear the following expenses:

(a) the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Managers or the Trust’s subadvisers;

(b) all expenses incurred by the Managers or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Managers and each subadviser.

For its services, the Managers are compensated by the Trust as follows:

Fund	Management Fee Rate	Fees Paid for 2006
AST Neuberger Berman Small-Cap Growth Portfolio	.95% of the Fund’s average daily net assets	$5,909,002

AST Federated Aggressive Growth Portfolio	.95% of the Fund’s average daily net assets	$2,327,584

For the fiscal year ended December 31, 2006, the aggregate fees paid to the Managers for their services to all of the Portfolios comprising AST were approximately $128,860,011.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Managers, (b) the fees and expenses of Trustees who are not affiliated persons of the Managers or the Trust’s subadvisers, (c) the fees and certain expenses of the Trust’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Managers in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust’s shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Managers will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Fund, by vote of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act) or by the Trust, upon not more than 60 days’ nor less than 30 days’ written notice to the Trust.

Information About PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077.  PI is organized in New York as a limited liability company.

PI manages or co-manages the following investment companies, in addition to the Trust:

Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11. ASTI co-manages the Strategic Partners Mutual Funds, in addition to the Trust.

Directors and Officers of PI and ASTI

The business and other connections of the directors and principal executive officers of PI and ASTI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position	Principal Occupations
Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of AST Investment Services, Inc.
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American AST Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of AST Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of AST Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Executive Vice President of PI
Kenneth E. Warman	Executive Vice President	Executive Vice President, Chief Financial Officer, Treasurer, and Controller of PI

Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Catherine A. Brauer	Senior Vice President	Senior Vice President and Chief Information Officer of PI
Laurie A. Campbell	Senior Vice President	Senior Vice President of PI
John N. Drahzal	Senior Vice President	Senior Vice President of PI
James G Russell	Senior Vice President	Senior Vice President, Director, The Strategic Investment Research Group (SIRG) of PI

Grace C. Torres	Vice President and Assistant Treasurer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	Vice President of PI; Director, President, Chief Executive Officer, Chief Operating Officer, and Officer-in-Charge of AST Investment Services, Inc.
Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of AST Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of AST Investment Services, Inc. and American Skandia Fund Services, Inc.

John P. Schwartz	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005)
Valerie M. Simpson	Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance; Chief Compliance Officer, PI

The Transfer Agent

The Trust’s transfer agent is PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly owned subsidiary of PNC Financial Corp.   For the fiscal year ended December 31, 2006, the Funds incurred fees for the services of PFPC, Inc. of approximately $765,000.

Distribution

The Trust currently sells its shares directly to life insurance companies and their separate accounts. The Trust currently has no principal underwriter.

Brokerage

The Funds paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2006:

Fund	Wachovia Securities LLC	American Skandia Marketing, Inc.	Other Affiliated Brokers
AST Neuberger Berman Small-Cap Growth Portfolio	None	None	None
AST Federated Aggressive Growth Portfolio	$3,806 (0.21% of total commission) (.15% of total dollar amount of transactions)	None	None

Information about Previous Subadvisory Arrangements

Neuberger Berman replaced Deutsche as the sole subadviser of the AST Neuberger Berman Small-Cap Growth Portfolio as of May 1, 2007.  The following is information concerning the previous subadvisory arrangement with Deutsche:

Former Subadviser	Former Subadvisory Fee Rate	Fees Paid for 2006
Deutsche Asset Management, Inc.	0.35% of average daily net assets to $100 million; 0.30% of average daily net assets over $100 million to $300 million; and 0.40% of average daily net assets over $300 million to $500 million; 0.20% of average daily net assets over $500 million	$780,064

Had Neuberger Berman’s new subadvisory fee rate been in effect in 2006, Deutsche would have received $1,170,096, a 50% difference. The subadvisory agreement with Deutsche was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

Federated MDTA joined Federated as a subadviser of the AST Federated Aggressive Growth Portfolio.  The following is information concerning the current subadvisory agreement with Federated:

Other Subadviser	Other Subadvisory Fee Rate	Fees Paid for 2006
Federated Equity Management Company of Pennsylvania	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets over $100 million but not exceeding $400 million; 0.40% of average daily net assets over $ 400 million to $900 million; and 0.35% of average daily net assets over $900 million	$2,722,254

Federated MDTA’s subadvisory fee rate is identical to the subadvisory fee rate applicable to Federated.  The subadvisory agreement with Federated was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust’s Declaration of Trust.  A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary

Dated: July 27, 2007

EXHIBIT A

ADVANCED SERIES TRUST

AST Neuberger Berman Small-Cap Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 1st day of May, 2007 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.), a Connecticut corporation  (together, the Co-Managers), and Neuberger Berman Management, Inc., a New York corporation (Neuberger Berman or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the  Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2.  The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.  For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A.  Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers.  Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of  control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 605 Third Avenue, New York, NY 10158, Attention: General Counsel.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name: Robert F. Gunia
Title: Executive Vice President

AST INVESTMENT SERVICES, INC.

By:	/s/ Robert F. Gunia
Name: Robert F. Gunia
Title: Executive Vice President

NEUBERGER BERMAN MANAGEMENT, INC.

By:	/s/ Robert Conti
Name: Robert Conti
Title: Senior Vice President

SCHEDULE A
ADVANCED SERIES TRUST

AST Neuberger Berman Small-Cap Growth Portfolio

As compensation for services provided by Neuberger Berman Management, Inc. (Neuberger Berman), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Neuberger Berman an advisory fee on the net assets managed by Neuberger Berman that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Neuberger Berman Small-Cap Growth Portfolio	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets from $100 million to $300 million; and 0.40% of average daily net assets over $300 million*

Dated as of May 1, 2007.

EXHIBIT B

ADVANCED SERIES TRUST

AST Federated Aggressive Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 1st day of May, 2007 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.), a Connecticut corporation  (together, the Co-Managers), and Federated MDTA LLC, a Delaware limited liability company (Federated MDTA or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine, without prior consultation, from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, with respect to the portion of the Trust’s portfolio that is managed by the Subadviser,: (a) act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (collectively, the Trust Documents) and with the written instructions and directions of the Co-Managers and of the Board of Trustees of the Trust communicated to Subadviser and (b) reasonably co-operate with the Co-Managers’ (or their designees’) compliance personnel and shall conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the Code), and all other applicable federal and state laws, rules, and regulations.  Notwithstanding any other provision of this Agreement, the Subadviser shall not be responsible for monitoring for compliance with limitations, restrictions, or legal requirements for which information from a Co-Manager or its authorized agents is required to enable the Subadviser to monitor compliance with such limitations, restrictions, or legal requirements, unless such information is provided to Subadviser in a timely manner in writing.  For the avoidance of doubt, Subadviser shall not be responsible for monitoring the Trust’s overall portfolio for compliance with Section 817 of the Code; provided, however, that Subadviser shall be responsible for monitoring the portion of the Trust’s portfolio that is managed by Subadviser for compliance with Section 817 of the Code and the investment objectives, policies, and restrictions of the Trust as set forth in the then-current Prospectus of the Trust.

In connection with the foregoing, the Subadviser shall prepare and file such reports as are, or may in the future be, required on Schedule 13G and Form 13-f by the Securities and Exchange Commission (the Commission).  Subadviser shall not be responsible for the preparation and filing of any other reports required of the Trust by any governmental or regulatory agency, except as expressly agreed to in writing.  Notwithstanding the immediately preceding sentence, the Subadviser shall assist the Co-Managers in the review, preparation, and filing of such reports and information regarding the Trust as are, or may in the future be, required by any governmental or regulatory agency.

Prior to the date of this Agreement, Co-Managers have furnished Subadviser with: (a) current copies of the Trust Documents, (b) the resolutions of the Trustees approving the engagement of Subadviser as an investment adviser of the Trust (and its applicable series) and approving the form of this Agreement, (c) the Management Agreement, (d) the Code of Ethics of the Trust and the Co-Managers, as in effect as of the date of this Agreement, and (e) if applicable, a list of issuers whose securities the Trust (or its applicable series) is not permitted to purchase or sell under the 1940 Act.  On an annual basis, Co-Managers also shall, upon request, provide Subadviser with copies of the resolutions re-approving the continuation of this Agreement.

The Co-Managers shall provide the Subadviser with copies of any amendments or supplements to the Trust Documents or any amendments or supplements to any of the other documents described above.  Any amendments or supplements to the Trust Documents or such other documents will not be deemed effective with respect to the Subadviser for purposes of determining a breach of this Agreement until the Subadviser’s receipt thereof; provided, however, that, if Co-Managers provide Subadviser with written notice that an amendment or supplement has been filed with the Commission such that Subadviser may retrieve a copy of such amendment or supplement from public filings, the Subadviser shall be deemed to have received any amendment or supplement to the Management Agreement or the Code of Ethics of the Trust and the Co-Managers upon Subadviser receiving such notice.

The Co-Managers also will provide Subadviser with such additional information as the Subadviser may reasonably request in connection with the performance of its duties under this Agreement.

(iii) The Subadviser shall determine in its discretion the securities and, if applicable, derivative contracts to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time, and consistent with Subadviser’s policies and procedures. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to seeking to obtain best execution. Within the framework of this policy, the Subadviser may consider all relevant factors, including, but not limited to:  financial responsibility, reliability, integrity, the size of and difficulty in executing an order, and research, brokerage and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers and Subadviser to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser) that the Co-Manager or Subadviser reasonably believe are qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers or the Subadviser, as applicable, with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or, if applicable, derivative contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or, if applicable, derivative contracts to be sold or purchased. In such event, allocation of the securities or, if applicable, derivative contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.  Co-Managers acknowledge that such aggregation may not result in a more favorable price or lower brokerage commissions in all instances.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter referenced herein, including, without limitation, the valuation of the Trust’s securities or derivatives contracts: (a) that are exempt from registration under the federal securities laws, (b) that may be purchased or sold in transactions that are exempt from registration under the federal securities laws, (c) that are not traded on any securities market or exchange, (d) that may be deemed illiquid for purposes of the 1940 Act, and (e) with respect to which market quotations are not readily available as contemplated under Rule 2a-4 under the 1940 Act; provided that it is understood that the Subadviser is not responsible for daily pricing of the Trust’s (or any series’) assets.  Subadviser will not be responsible for the provision of administrative, bookkeeping, accounting or other services to the Trust (or its series) except as specifically provided in this Agreement or as required by the 1940 Act or the Investment Advisers Act of 1940, as amended (Advisers Act).

(v) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information reasonably requested relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.  Custody will be maintained by the Trust’s Custodian and the Co-Managers will authorize and direct the Custodian to honor orders and instructions by employees of the Subadviser designated in writing by the Subadviser to provide orders and instructions, or to settle transactions, in respect of the Trust (and its applicable series).

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and, upon request, shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable state and federal regulations.

(d) As a Co-Manager may reasonably request, the Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof (which may include summaries of such compliance procedures).

(e) The Subadviser shall be responsible (either directly or through the use of a proxy voting service) for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, consistent with Subadviser’s proxy voting policies, and subject to such reasonable reporting and other requirements as shall be established by the Co-Managers and communicated in writing to the Subadviser.

2.  The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.  For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets (as determined according to the Trust Documents) of the portion of the Trust managed by the Subadviser as described in the attached Schedule A.  Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers.  Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.  The Subadviser shall not be liable for any act or omission, including, but not limited to, any error of judgment, or for any loss suffered by the Trust or the Co-Managers, in connection with the matters to which this Agreement relates, except as a result of willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that it is understood that state and federal securities laws may impose non-waivable responsibilities under certain circumstances on persons who act in good faith; therefore, nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under such federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of  control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, Attention:  Carol Kayworth, 24th Floor.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, electronic mail (e-mail) or hand delivery.

The Subadviser shall give to the Trust, the Co-Managers, and the Co-Managers’ affiliates that serve as distributors for variable annuity contracts or variable life insurance policies that use the Trust as an underlying investment option, for the term of this Agreement, a royalty free, nonexclusive, and nontransferable right to use the names “Federated,” “Federated MDT,” and “MDT” (each hereinafter referred to as a “Mark”) in the United States as part of the name of the series of the Trust identified on Schedule A hereto and to refer to the Subadviser, the Subadviser’s investment process, and the investment objectives and policies of the series of the Trust identified on Schedule A hereto; provided, however, that the use of such names must be approved by the Subadviser in advance in writing.  Such right does not include the right to allow third parties to use a Mark except as specifically provided in this Agreement.  Neither the Trust (or its series), nor the Co-Manager, nor the Co-Managers’ distribution affiliates shall retain any right to use of any Mark after the termination of this Agreement.  Upon termination of this Agreement, the Co-Managers will (and will cause the Trust (and its series) and the Co-Managers’ distribution affiliates to) promptly terminate their use of each Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains any Mark; provided, however, the Co-Managers may cause such materials bearing the Marks to be retained as required for legal, compliance, and regulatory purposes, and for their document retention purposes.  The Co-Managers further agree (and to cause the Trust (and its series) and the Co-Managers’ distribution affiliates) to comply with any reasonable requirements for the use of each Mark provided from time to time by the Subadviser to the Co-Managers or the Trust in writing.

The Co-Managers and the Subadviser shall not be considered partners or participants in a joint venture.

8.  This Agreement may be amended by mutual written consent, but the consent of the Trust must be obtained in conformity with the applicable requirements of the 1940 Act.  A provision of this Agreement may be waived only in a writing signed by the party against which enforcement of such waiver is sought, and subject to compliance with any applicable requirements under the 1940 Act.

9.  This Agreement shall be governed by the laws of the State of New York.

10. By signing below, the Co-Managers acknowledge the timely receipt of Subadviser’s Form ADV as filed with the Securities and Exchange Commission.

11. Each party understands that any information or recommendations supplied by the Subadviser to the Co-Managers in connection with the performance of the Subadviser’s obligations under this Agreement is to be regarded as confidential (the “Subadviser Information”) and should be used by the Co-Managers only in connection with their performance of investment advisory services to the Trust under this Agreement and the Management Agreement and for any other business purpose agreed upon by the Co-Managers and the Subadviser.  The use, disclosure, and maintenance of such Subadviser Information by the Co-Managers shall be subject to the same terms, conditions, and exclusions that apply to the Subadviser’s use, disclosure, and maintenance of Confidential Information (as defined in the Confidentiality Agreement hereinafter referenced) as set forth in the Confidentiality Agreement, dated as of April 9, 2007 (the “Confidentiality Agreement”), by and among the Co-Managers and the Subadviser.  A copy of the Confidentiality Agreement is attached as Schedule B hereto.

12. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will maintain each such registration or license in effect at all times during the term of this Agreement; and (iii) it will promptly notify the other if it ceases to be so registered, or if its registration is suspended for any reason; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

13. Each provision of the Agreement is intended to be severable.  If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name: Robert F. Gunia
Title: Executive Vice President

AST INVESTMENT SERVICES, INC.

By:	/s/ Robert F. Gunia
Name: Robert F. Gunia
Title: Executive Vice President

FEDERATED MDTA LLC

By:	/s/ John B. Fisher
Name: John B. Fisher
Title: President and Chief Executive Officer

SCHEDULE B
ADVANCED SERIES TRUST

AST Federated Aggressive Growth Portfolio

As compensation for services provided by Federated MDTA LLC, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Federated MDTA LLC an advisory fee on the net assets managed by Federated MDTA LLC that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Federated Aggressive Growth

0.50% of average daily net assets to $100 million;
0.45% of average daily net assets over $100 million but not exceeding $400 million;
0.40% of average daily net assets over $400 million but not exceeding $900 million; and
0.35% of average daily net assets over $900 million

Dated as of May 1, 2007.

EXHIBIT C

OTHER FUNDS MANAGED BY NEUBERGER BERMAN

Neuberger Berman, 605 Third Avenue, New York, NY 10158, is a wholly owned subsidiary of Lehman Brothers Holdings, Inc. (Lehman Brothers). Lehman Brothers, which trades on the New York Stock Exchange under the ticker symbol “LEH”, is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant, and investment adviser, provides a full array of capital markets products, investment banking services, and investment management and advisory services worldwide.

Neuberger Berman is a registered investment advisor that is the investment adviser to and the underwriter and distributor of the Neuberger Berman complex of mutual funds. In addition, Neuberger Berman has several other subsidiaries that are registered investment advisers, which provide investment advice to or function as general partners of certain hedge funds.

The following table sets forth information relating to the other registered investment company portfolios for which Neuberger Berman acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the AST Neuberger Berman Small-Cap Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/07
AST Small-Cap Growth Portfolio	0.90% of the Fund’s average daily net assets		$186,210,000
SP Small Cap Growth Portfolio of The Prudential Series Fund	0.95% of average daily net assets	$	l29,533,824
AST Neuberger Berman Mid-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion		$802,490,000
AST Neuberger Berman Mid-Cap Value Portfolio	0.89% of the Fund’s average daily net assets		$1,310,700,000

MANAGEMENT OF NEUBERGER BERMAN

The table below lists the name, address, position with Neuberger Berman and principal occupation during the past five years for the principal executive officers and Directors of Neuberger Berman.

Name and Address*	Position with Neuberger Berman and Principal Occupation
Peter E. Sundman	President, Director
Jack L. Rivkin	Chairman of the Board, Director
Edward Grieb	Chief Financial Officer, Treasurer
Robert Conti	Senior Vice President
Brian J. Gaffney	Senior Vice President
Maxine Gerson	Senior Vice President

*The address of each person is 605 Third Avenue 2nd Floor, New York, NY 10158-0180.

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EXHIBIT D

OTHER FUNDS MANAGED BY FEDERATED MDTA

Federated MDTA, 125 Cambridge Park Drive, Cambridge, MA 02140, is a majority owned subsidiary of Federated MDTA Trust, which is a wholly owned subsidiary of Federated Investors, Inc. (Federated). Federated, which trades on the New York Stock Exchange under the ticker symbol “FII” is one of the nation’s largest investment managers. Federated provides world-class investment solutions to nearly 5,500 institutions and intermediaries. As of December 31, 2006, Federated had more than $237 billion of assets under management.

Federated MDTA is a Delaware limited liability company and an SEC-registered investment adviser. Federated MDTA offers seven U.S. equity strategies, a U.S. market neutral strategy, and a family of nine mutual funds. As of December 31, 2006, Federated MDTA had approximately $7.6 billion of assets under management.

The following table sets forth information relating to the other registered investment company portfolios for which Federated MDTA acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the AST Federated Aggressive Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/07
Federated MDT Small Cap Growth Portfolio	1.15% of the Fund’s average daily net assets	$13,206,201

MANAGEMENT OF FEDERATED MDTA

The table below lists the name, address, position with Federated MDTA and principal occupation during the past five years for the principal executive officers and directors of Federated MDTA.

Name and Address*	Position with Neuberger Berman and Principal Occupation
Gordon J. Ceresino, CIMA	Vice Chairman
David M. Goldsmith, Ph.D.	Chief Investment Officer
Kenneth J. Revis	Chief Operating Officer
Edward S. Foss	Senior Portfolio Strategist
John F. Sherman, CFA	Portfolio manager, Mutual Funds
John C. Duane	Director of Operations
Michelle M. Walata	Director of Administrative Services

*The address of each person is 125 Cambridge Park Drive, Cambridge, MA 02140.

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EXHIBIT E

SHAREHOLDER INFORMATION

As of June 30, 2007, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of any of the Funds.

As of June 30, 2007, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the AST Neuberger Berman Small-Cap Growth Portfolio were as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	Prudential Financial 213 Washington Street, 7th FL Newark, NJ 07102	19,698,290.213	95.2578%

As of June 30, 2007, AST Neuberger Berman Small-Cap Growth Portfolio had 980,636 shares outstanding.

As of June 30, 2007, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the AST Federated Aggressive Growth Portfolio were as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
None	Prudential Financial 213 Washington Street, 7th FL Newark, NJ 0710	39,139,808.923	64.0422%
None	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ	10,795,343.467	17.6638%
None	Advanced Series Trust AST Balance Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ	6,521,675.243	10.6711%

As of June 30, 2007, AST Federated Aggressive Growth Portfolio had 4,658,785 shares outstanding.

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